Exhibit 32.2

CERTIFICATION PURSUANT TO

U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neil Lerner, Vice President - Finance of Psychemedics Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as the principal accounting officer of the Company that:

(1)	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission on April 28, 2016 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2016	/s/ Neil Lerner
Neil Lerner
Vice President - Finance
(principal accounting officer)